================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) : APRIL 16, 2003





                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




               DELAWARE                                 1-10235                               36-3555336
   (State or other jurisdiction of              (Commission File Number)                   (I.R.S. Employer
    incorporation or organization)                                                        Identification No.)



                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)


                                 (847) 498-7070
                         (Registrant's telephone number)



================================================================================

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

              The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

              The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

              On April 16, 2003, IDEX Corporation issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                   IDEX CORPORATION


                                   /s/  WAYNE P. SAYATOVIC
                                   ---------------------------------------------
                                   Wayne P. Sayatovic
                                   Senior Vice President--Finance, and Chief
                                     Financial Officer


April 16, 2003

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1*             First quarter 2003 earnings release dated April 16, 2003

----------
* Filed herewith